UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

PIEDMONT LITHIUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E Catawba Street Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Wednesday, June 15, 2022, Piedmont Lithium Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at 11:00 a.m. Eastern Time. As of the close of business on April 22, 2022, the record date for the Annual Meeting, there were 17,937,026 shares of common stock entitled to vote at the Annual Meeting, including Chess Depository Interests on an as-converted basis. The results of the matters voted upon at the Annual Meeting were as follows:

1.	Election of the two Class II director nominees to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified (Proposal 1):

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
• Mr. Jorge Beristain	5,805,762	766,144	3,593,506
• Mr. Claude Demby	5,306,640	1,265,266	3,593,506

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,891,863	150,393	123,156	—

3.	Approval of, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,918,459	552,979	100,468	3,593,506

4.	Approval of, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers (Proposal 4):

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
5,569,561	381,819	412,269	208,257	3,593,506

Considering the strong support for an annual vote as reflected in the voting results, the Company has decided, going forward, to include a non-binding advisory stockholder vote to approve the compensation of the Company’s named executive officers every year, consistent with the Board’s recommendation to stockholders.

5.	Approval of the grant of 58,950 stock options, in the aggregate, to Mr. Keith Phillips under the Company’s Stock Incentive Plan (the “Stock Plan”) (Proposal 5):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,011,689	378,264	181,953	3,593,506

6.	Approval of the grant of 10,348 performance stock units to Mr. Keith Phillips under the Company’s Stock Plan (Proposal 6):

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,144,717	244,021	183,168	3,593,506

7.	Approval of the grant of 2,173 restricted stock units to Mr. Jeff Armstrong under the Company’s Stock Plan (Proposal 7):

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,418,011	976,915	176,980	3,593,506

8.	Approval of the grant of 1,449 restricted stock units to Mr. Jorge Beristain under the Company’s Stock Plan (Proposal 8):

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,424,601	972,743	174,562	3,593,506

9.	Approval of the grant of 1,449 restricted stock units to Mr. Claude Demby under the Company’s Stock Plan (Proposal 9):

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,424,892	972,475	174,539	3,593,506

10.	Approval of the grant of 1,449 restricted stock units to Ms. Susan Jones under the Company’s Stock Plan (Proposal 10):

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,426,757	968,845	176,304	3,593,506

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: June 17, 2022		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	President and Chief Executive Officer